EXHIBIT 21

THE BLACK & DECKER CORPORATION AND SUBSIDIARIES

LIST OF SUBSIDIARIES

Listed below are the subsidiaries of The Black & Decker Corporation as of December 31, 2006. Names of certain inactive, liquidated, or minor subsidiaries have been omitted.

Baldwin Hardware Corporation
Biesemeyer Manufacturing Corporation
Black & Decker Abrasives Inc.
Black & Decker Inc.
Black & Decker (U.S.) Inc.
Black & Decker Funding Corporation
Black & Decker Group Inc.
Black & Decker HealthCare Management Inc.
Black & Decker Holdings Inc.
Black & Decker Holdings LLC
Black & Decker Investment Company
Black & Decker Investments LLC
Black & Decker Maryland LLC
Black & Decker (Ireland) Inc.
Black & Decker India Inc.
Black & Decker Investments (Australia) Limited
Black & Decker (Puerto Rico) LLC
Delta International Machinery Corp.
Devilbiss Air Power Company
Emglo Products LLC
Emhart Credit Corporation
Emhart Harttung Inc.
EII Maryland LLC
Emhart Teknologies LLC
Kwikset Corporation
Newfrey LLC
Price Pfister Holdings Inc.
Price Pfister, Inc.
Shenandoah Insurance, Inc.
Sitelock LLC
Vector Products, Inc.
Weiser Lock Corporation
Black & Decker Argentina S.A.
Black & Decker (Australia) Pty. Ltd.
Black & Decker Distribution Pty. Ltd.
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  ARGENTINA
  AUSTRALIA
  AUSTRALIA

Black & Decker Finance (Australia) Ltd.
Black & Decker Holdings (Australia) Pty. Ltd.
Kwikset (Australasia) Pty. Ltd.
Black & Decker Werkzeuge Vertriebs-Gesellschaft M.B.H
Black & Decker (Belgium) N.V.
Black & Decker Do Brasil Ltda.
Refal Industria e Comercio de Rebites e Rebitadeiras Ltda.
Black & Decker Canada Inc.
Black & Decker Holdings (Canada) Inc.
Black & Decker (Cayman) Finance Limited
Jointech Corporation, Ltd.
Wintech Corporation Limited
Maquinas y Herramientas Black & Decker de Chile S.A.
Anzi Masterfix Tool Ltd.
Black & Decker (Xiamen) Industrial Co. Ltd.
Black & Decker (Suzhou) Co. Ltd.
Black & Decker (Suzhou) Power Tools Co., Ltd.
Black & Decker (Suzhou) Precision Manufacturing Co., LTD
Qingdao Sungun Power Tool Co., Ltd.
Shanghai Emhart Fastening Systems Ltd.
Black & Decker de Colombia S.A.
Black & Decker (Czech) S.R.O.
Tucker S.R.O.
Emhart Harttung A/S
Black & Decker Oy
Black & Decker Finance ScA.
Black & Decker (France) S.A.S.
Emhart Fastening & Assembly SNC
Emhart S.A.R.L.
BD Beteiligungs G.m.b.H. & Co. K.G.
B.B.W. Bayrische Bohrerwerke G.m.b.H.
Black & Decker G.m.b.H.
Masterfix Verbindungssysteme GMBH
Tucker G.m.b.H.
Black & Decker (Hellas) S.A.
Black & Decker Hong Kong Limited
Emhart Asia Limited
Hangtech Limited
Baltimore Financial Services Company
Baltimore Insurance Limited
Belco Investments Company
Black & Decker (Ireland)
Chesapeake Falls Holdings Company
Gamrie Limited
Black & Decker Italia S.P.A.
AUSTRALIA
  AUSTRALIA
  AUSTRALIA
  AUSTRIA
  BELGIUM
  BRAZIL
  BRAZIL
  CANADA
  CANADA
  CAYMAN ISLANDS
  CAYMAN ISLANDS
  CAYMAN ISLANDS
  CHILE
  CHINA
  CHINA
  CHINA
  CHINA
  CHINA
  CHINA
  CHINA
  COLOMBIA
  CZECH REPUBLIC
  CZECH REPUBLIC
  DENMARK
  FINLAND
  FRANCE
  FRANCE
  FRANCE
  FRANCE
  GERMANY
  GERMANY
  GERMANY
  GERMANY
  GERMANY
  GREECE
  HONG KONG
  HONG KONG
  HONG KONG
  IRELAND
  IRELAND
  IRELAND
  IRELAND
  IRELAND
  IRELAND
  ITALY

Fasteners & Tools, Ltd.
Nippon Pop Rivets & Fasteners Ltd.
Black & Decker (Overseas) A.G.
Black & Decker Limited S.A.R.L.
Black & Decker Luxembourg Finance S.C.A.
Black & Decker Luxembourg S.A.R.L.
Chesapeake Investments Company S.A.R.L.
Black & Decker Macao
Black & Decker Asia Pacific (Malaysia) Sdn. Bhd.
Black & Decker de Reynosa S. de R.L. de C.V.
Black & Decker HHI Mexico, S. de R.L. de C.V.
Black & Decker, S.A. de C.V.
DeWalt Industrial Tools, S.A. de C.V.
Grupo Black & Decker Mexico, S. de R.L.de C.V.
Weiser Lock Mexico, S. De R.L. De C.V.
Black & Decker (Nederland) B.V.
Black & Decker Far East Holdings B.V.
Black & Decker Hardware Holdings B.V.
Black & Decker International Holdings B.V.
Black & Decker Overseas Holdings B.V.
Interfast B.V.
Masterfix Products B.V.
Black & Decker (New Zealand) Limited
Black & Decker (Norge) A/S
Emhart Sjong A/S
Black & Decker de Panama, S.A.
Black & Decker International Corporation
Emhart Panama S.A.
Black & Decker Del Peru S.A.
Masterfix Poland
Black & Decker Asia Pacific Pte. Ltd.
Emhart Fastening Teknologies Korea, Inc.
Black & Decker Iberica S.Com por A.
Black & Decker Aktiebolag
Emhart Teknik Akteibolag
Black & Decker (Switzerland) S.A.
Emhart A.G.
Joinery Industrial Co., Ltd.
Black & Decker (Thailand) Limited
Emhart Teknologies (Thailand) Ltd.
Aven Tools Limited
Bandhart
Bandhart Overseas
Black & Decker Batteries Management Limited
Black & Decker Finance
JAPAN
  JAPAN
  LIECHTENSTEIN
  LUXEMBOURG
  LUXEMBOURG
  LUXEMBOURG
  LUXEMBOURG
  MACAO
  MALAYSIA
  MEXICO
  MEXICO
  MEXICO
  MEXICO
  MEXICO
  MEXICO
  NETHERLANDS
  NETHERLANDS
  NETHERLANDS
  NETHERLANDS
  NETHERLANDS
  NETHERLANDS
  NETHERLANDS
  NEW ZEALAND
  NORWAY
  NORWAY
  PANAMA
  PANAMA
  PANAMA
  PERU
  POLAND
  SINGAPORE
  SOUTH KOREA
  SPAIN
  SWEDEN
  SWEDEN
  SWITZERLAND
  SWITZERLAND
  TAIWAN
  THAILAND
  THAILAND
  UNITED KINGDOM
  UNITED KINGDOM
  UNITED KINGDOM
  UNITED KINGDOM
  UNITED KINGDOM

Black & Decker International
Black & Decker
Black & Decker Europe
Emhart International Limited
Masterfix Products U.K. Ltd.
Masterfix UK Holdings Limited
Tucker Fasteners Limited
Black & Decker de Venezuela, C.A.
Black & Decker Holdings de Venezuela, C.A.
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